UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. CONCRETE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. May 19, 2016

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 24, 2016

Date: May 19, 2016 Time: 8:00 AM EDT

Location: Newark Liberty International

Airport Marriott

1	Hotel Road

Newark, NJ 07114

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

R1.0.1.25 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special

2	requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box

0000282426 marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends

you vote FOR the following 7

Director Nominees:

1. Election of Directors

Nominees NOTE: In their discretion, the proxies are

1A Eugene I. Davis authorized to vote on such other matters as may properly come before the meeting or any

adjournment or postponement thereof,

1B William J. Sandbrook including procedural and other matters relating to the conduct of the meeting. The

undersigned hereby revokes all previous

1C Kurt M. Cellar proxies given by the undersigned with

respect to the shares represented hereby in

connection with the Company’s 2016 Annual

1D Michael D. Lundin Meeting of Stockholders. This proxy may be revoked at any time prior to a vote thereon.

Receipt of the accompanying Notice and

1E Robert M. Rayner Proxy Statement and Annual Report of the

Company for the year ended December 31, 2015

is hereby acknowledged.

1F Colin M. Sutherland

1G Theodore P. Rossi

The Board of Directors recommends you

vote FOR proposals 2 and 3

2. Ratify the appointment of Grant Thornton

LLP as the Company’s independent

registered public accounting firm for

the year ending December 31, 2016.

R1.0.1.25 3. Advisory resolution to approve the

compensation of our named executive

3

            officers.

0000282426

0000282426_4 R1.0.1.25